UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2026

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Water Street SE		20003
Washington	DC
(Address of principal executive offices)		(Zip Code)
(202) 869-9150
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 8.01	Other Events
On September 29, 2026, Xylem Inc. (the “Company”) completed a public offering (the “Offering”) of $500,000,000 aggregate principal amount of 5.250% Senior Notes due 2029 (the “2029 Notes”), $500,000,000 aggregate principal amount of 5.450% Senior Notes due 2032 (the “2032 Notes”) and $500,000,000 aggregate principal amount of 5.850% Senior Notes due 2037 (the “2037 Notes” and, together with the 2029 Notes and the 2032 Notes, the “Notes”). The Notes are governed by a senior indenture, dated March 11, 2016 (the “Base Indenture”), as supplemented by the first supplemental indenture, dated March 11, 2016 (the “First Supplemental Indenture”), and as further supplemented by the sixth supplemental indenture, dated September 29, 2026 (the “Sixth Supplemental Indenture”), each between Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), and the Company (as so supplemented, the “Indenture”).

The Company intends to use the net proceeds from the sale of the Notes, together with cash on hand, to finance all or a portion of the purchase price payable for the previously announced acquisition of the Cornell Pump and Roper Pump businesses (the “Acquisition”), to pay associated costs and expenses and for general corporate purposes.

The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other unsecured and unsubordinated obligations from time to time outstanding. The 2029 Notes will bear interest at the rate of 5.250% per year and will mature on September 28, 2029. The 2032 Notes will bear interest at the rate of 5.450% per year and will mature on January 15, 2032. The 2037 Notes will bear interest at the rate of 5.850% per year and will mature on January 15, 2037. Interest on the 2029 Notes will be payable semiannually on March 28 and September 28 of each year beginning on March 28, 2027. Interest on the 2032 Notes and the 2037 Notes will be payable semiannually on January 15 and July 15 of each year beginning on January 15, 2027.

If (i) the Company does not consummate the Acquisition on or prior to the later of (x) August 10, 2027 and (y) such later date to which the termination date under the equity purchase agreement as in effect on the closing date of the Offering may be amended in accordance with the terms thereof (such later date, the “Special Mandatory Redemption End Date”), (ii) on or prior to the Special Mandatory Redemption End Date, the equity purchase agreement is terminated or (iii) the Company otherwise notifies the Trustee in writing that it will not pursue the consummation of the Acquisition, then the Company will be required to redeem all of the Notes of each series at a redemption price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the special mandatory redemption date. The Company may also redeem the Notes at any time, at its option, subject to certain conditions, at specified redemption prices, plus accrued and unpaid interest to the redemption date.

The Indenture contains customary agreements and covenants by the Company. These covenants limit the ability of the Company and its restricted subsidiaries (i) to incur debt secured by liens on certain property above a threshold, (ii) to engage in certain sale and leaseback transactions involving certain property above a threshold, and (iii) to consolidate or merge, or convey or transfer all or substantially all of their assets. If the Company experiences certain changes of control accompanied or followed by rating downgrades during a specified period, the Company will be required to make an offer to repurchase the Notes at a purchase price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest to, but not including, the repurchase date.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the First Supplemental Indenture, which were filed as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2016, and to the full text of the Sixth Supplemental Indenture, which is filed as Exhibit 4.1 hereto. Each of the foregoing documents is incorporated by reference herein.

The Notes were offered and sold pursuant to a registration statement on Form S-3 (File No. 333-297937), including a base prospectus (the “Registration Statement”) dated August 3, 2026, as supplemented by a preliminary prospectus supplement dated September 15, 2026, and a final prospectus supplement dated September 15, 2026.

The Notes were issued pursuant to an underwriting agreement, dated September 15, 2026 (the “Underwriting Agreement”), among the Company and Citigroup Global Markets Inc., ING Financial Markets LLC, J.P. Morgan Securities LLC, BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The full text of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein.

In connection with the Offering, the Company is filing as Exhibits 5.1 and 5.2 hereto opinions of counsel addressing the validity and enforceability of the Notes. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 15, 2026, among Xylem Inc. and Citigroup Global Markets Inc., ING Financial Markets LLC, J.P. Morgan Securities LLC, BNP Paribas Securities Corp. and Wells Fargo Securities, LLC.
4.1	Sixth Supplemental Indenture, dated September 29, 2026, by and between the Company and Deutsche Bank Trust Company Americas, as trustee (including the form of 5.250% Senior Notes due 2029, the form of 5.450% Senior Notes due 2032 and the form of 5.850% Senior Notes due 2037).
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
5.2	Opinion of Barnes & Thornburg LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).
23.2	Consent of Barnes & Thornburg LLP (included in Exhibit 5.2).
104.0	The cover page from Xylem Inc.'s Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: September 29, 2026	By:	/s/ Andrea van der Berg
Andrea van der Berg
Executive Vice President & Chief Financial Officer